UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 27, 2006
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-8520 (Commission File Number)	52-1145429 (IRS Employer Identification No.)
Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa 51102-6000
(712) 277-1340
(Address of Principal Executive Offices, including Zip Code)
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Press Release

ITEM 8.01 OTHER EVENTS
     On February 27, 2006, Terra Industries Inc. (“Terra”) announced that it is in the process of restarting its ammonia production plants in Billingham, Teesside, UK and Yazoo City, Mississippi. Terra expects to resume ammonia production at these plants on March 1, 2006. A copy of the press release is filed herewith as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits
	99.1	Press Release issued February 27, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.
/s/ Mark A. Kalafut
Mark A. Kalafut
Vice President, General Counsel and Corporate Secretary

Date: February 27, 2006